Global Real Estate Investments Fund (the “Fund”)

Supplement dated January 26, 2011 to the
Statement of Additional Information dated January 21, 2011

IMPORTANT INFORMATION ABOUT GLOBAL REAL ESTATE INVESTMENTS FUND

Effective immediately, the chart under the heading “Management—Trustee Ownership of Fund Shares; Control Persons” on Page B-10 of the Fund’s Statement of Additional Information dated January 21, 2011 is hereby amended and restated in its entirety to disclose trustee Walter S. Schacht’s ownership of equity securities of the Fund, as follows (emphasis added):

	Dollar Range of	Aggregate Dollar Range of Equity Securities in all Registered
	Fund Shares	Investment Companies Overseen by Trustee in Fund
Name	Owned	Complex*
Independent Trustees
Anthony J. Hertl	None	None
Walter S. Schacht	B	B
William C. Steward	None	None
Interested Trustees
Randolph S. Lewis	B	B
James S. Vitalie	None	None

*	Fund Complex includes only the Fund.

Please retain this Supplement for future reference.